UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2025

BRIDGELINE DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Sylvan Road, Suite G700
Woburn, MA 01801
(Address of principal executive offices, zip code)

(781) 376-5555
(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLIN	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02              Results of Operations and Financial Condition.

On December 18, 2025, Bridgeline Digital, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2025. A copy of that press release is attached hereto as Exhibit 99.1 (the “Press Release”).

The information in this Current Report, including the Press Release, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or deemed incorporated by reference in any filing by the Company under the Exchange Act, unless specifically identified as being incorporated therein.

Item 7.01              Regulation FD Disclosure.

On December 22, 2025, the Company began making presentations containing the information attached to this Current Report on Form 8-K as set forth in Exhibit 99.2 (the “Investor Presentation”). The Company expects to use the Investor Presentation, in whole or part, and possibly with modifications, in connection with presentations to investors, analysts and others. A copy of the Investor Presentation is available on the “Investor Relations” section of the Company’s website at www.bridgeline.com.

The information in this Current Report, including the Investor Presentation is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by the Company under the Exchange Act, unless specifically identified as being incorporated therein.  By furnishing this Current Report on Form 8-K and furnishing the Investor Presentation, the Company makes no admission as to the materiality of any information in this Report, including the Investor Presentation

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Earnings Press Release dated December 18, 2025

99.2	Investor Presentation dated December 22, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)
Date: December 23, 2025

	By:	/s/ Thomas R. Windhausen
Thomas R. Windhausen
Chief Financial Officer